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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



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                            FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                        November 19, 1998


                            No. 0-22423
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                      Commission File Number


                       HCB Bancshares, Inc.
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     (Exact name of registrant as specified in its charter)


        Oklahoma                              62-1670792
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(State of Incorporation)                   (I.R.S. Employer
                                          Identification No.)


  237 Jackson Street, Camden, Arkansas               71701
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(Address of Principal Executive Offices)           (Zip Code)


                           (870) 836-6841
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                   Registrant's Telephone Number,
                         Including Area Code
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Item 5.   Other Events.
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     On November 18, 1998, the Registrant received notice from
the Nasdaq that the Nasdaq has scheduled a hearing for December 18, 1998 regarding the possible removal of the Registrant's common stock from listing on the Nasdaq National Market. The reason for the possible removal from listing relates to the Registrant's failure to file on a timely basis its Annual Report on Form 10-K for the year ended June 30, 1998 (the "Form 10-K"). Additionally, the Registrant has not yet filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 (the "Form 10-Q").

     The Registrant's failure to file such reports on a timely basis relates to its recent change in auditors. The change in auditors was previously reported in the Registrant's Current Report on Form 8-K filed on October 9, 1998. After failing to reach an agreement with KPMG Peat Marwick LLP, Jackson, Mississippi, regarding their possible engagement as the Registrant's independent public accountant, the Company contacted Deloitte & Touche, LLP, Little Rock, Arkansas ("Deloitte"), regarding the possibility of retaining Deloitte as its independent public accountants. Before accepting the engagement as the Company's independent public accountants, Deloitte advised the Company that it would have to undertake a review of the Company's systems of internal control. That review was satisfactorily completed, and on October 1, 1998, Deloitte was engaged as the Company's independent public accountant. Deloitte currently is in the process of completing the audit as of and for the fiscal year ended September 30, 1998. When the audit is completed, the Company anticipates that it will then be able to complete and file the Form 10-K and the Form 10-Q.

     Although it cannot predict what decision the Nasdaq will reach at the December 18thhearing as to the continued listing of the Registrant's common stock on the Nasdaq National Market, the Registrant believes that if it is able to complete and file the Form 10-K and Form 10-Q prior to the hearing, it has a reasonable argument that the common stock should not be delisted. Conversely, the Registrant believes that if it is unable to complete and file the Form 10-K and Form 10-Q prior to the hearing, then it is likely that the Nasdaq will order the common stock delisted. While the Registrant is making every effort to complete the Form 10-K and Form 10-Q as soon as possible, it is uncertain whether it will be able to do so prior to the scheduled December 18th hearing.

     Should the Nasdaq determine to delist the Registrant's common stock, the Registrant intends to complete its Form 10-K and Form 10-Q as quickly as possible and reapply to the Nasdaq for listing on the Nasdaq National Market. No assurance can be given that at that time the Registrant would satisfy the requirements for initial listing on Nasdaq or that the Nasdaq would approve the Registrant's initial listing application.

     This Form 8-K contains statements that are forward-looking, as that term is defined by the Private Securities Litigation Act of 1995 or the Securities and Exchange Commission in its
rules, regulations, and releases. The Registrant intends that such forward-looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectations. Accordingly, actual results may differ from those expressed in the forward-looking statements, and the making of such statements should not be regarded as a representation by the Company or any other person that results expressed therein will be achieved.
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                       SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized as of the date set forth below.

                            HCB BANCSHARES, INC.


Date: November 19, 1998     By: /s/ Vida H. Lampkin
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                                Vida H. Lampkin,
                                President
                                (Duly Authorized Representative)